Total revenues	12 Months Ended
Dec. 31, 2023
Total revenues
Total revenues

7. Total revenues

COLLABORATION REVENUES

The following table summarizes details of collaboration revenues for the years ended December 31, 2023, 2022 and 2021 by collaboration and by category of revenue: upfront payments and license fees, reimbursement income, and royalties.

	Over time	Point in time	2023	2022(*)	2021(*)
			(Euro, in	(Euro, in	(Euro, in
			thousands)	thousands)	thousands)
Recognition of non-refundable upfront payments and license fees			€230,242	€230,423	€230,582
Gilead collaboration agreement for drug discovery platform	Ö		230,242	230,423	230,582

Reimbursement income			-	56	-
Novartis collaboration agreement for MOR106	Ö		-	56	-

Royalties			9,482	10,770	3,801
Gilead royalties on Jyseleca		Ö	9,466	10,726	3,757
Other royalties		Ö	16	44	43
Total collaboration revenues			€239,724	€241,249	€234,383

(*) The 2022 and 2021 comparatives have been restated to reflect the impact of classifying the Jyseleca® business as discontinued operations in 2023.

We recognize the consideration from Gilead allocated to the drug discovery platform on a linear basis over the 10-year period of our collaboration, of which we recognized €230.2 million in revenue in 2023. We expect to recognize the same amount in the coming years, until the end of the 10-year period.

Since signing of the letter of intent with Alfasigma in October 2023, we classified all activities that were directly related to the Jyseleca® business, including the revenue recognition related to the filgotinib performance obligation, as discontinued operations in accordance with IFRS 5. We refer to note 5 “Discontinued Operations” for additional information.

For the year ended 31 December 2023 we also recognized in revenue €9.5 million of royalties from Gilead on filgotinib. The royalties on sales of Jyseleca® performed by Gilead in Japan were not reported as discontinued operations as we still have the right to receive those royalties on future sales made by Gilead and its commercialization partners (this right is not subject to transfer to Alfasigma as part of the transfer of the Jyseleca® business to them).

Collaboration with Gilead

We refer to note 2 of these consolidated financial statements for a general description of our collaboration with Gilead.

In addition, we concluded as follows for the remaining performance obligations:

Access rights to the drug discovery platform, option rights and R&D activities

●The revenue allocated to the drug discovery platform will be recognized over time as Gilead receives exclusive access to our drug discovery platform and option rights on our current and future pipeline as well as R&D activities during the collaboration term. Management concluded that an equal spread over the collaboration period is the most reliable and appropriate recognition method.
●At inception of the collaboration (July 2019) we assessed the appropriate period over which to recognize the drug discovery platform revenue to be 10 years. This is because we granted exclusive rights over a 10-year period. However, if at the end of the 10-year period, some programs in existence as of this time would have reached the clinic (i.e. IND filed with regulatory authorities), the rights for those specific programs may be extended, for a maximum of three years. This critical estimate is reassessed at each year-end based on the evolution of our pipeline and is still valid per December 31, 2023.